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                                                                     EXHIBIT 4.3


NUMBER                                                              SHARES
  C -                                                           COMMON STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                          [LOGO OF IMPSAT FIBER NETWORKS, INC.]
                   INCORPORATED UNDER THE LAWS OF THE STATE OF
                                  DELAWARE                     CUSIP 45321T103



THIS CERTIFIES that


is the record holder of



FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF




                          IMPSAT FIBER NETWORKS, INC.



transferable on the share register of the Corporation in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

COUNTERSIGNED AND REGISTERED:
                                              [Signature of Authorized Officer]


                                [CORPORATE SEAL]
[BANK NAME]

    TRANSFER AGENT AND
    REGISTRAR


                                              [Signature of Authorized Officer]
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This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between IMPSAT Fiber Networks, Inc. (the "Company") and The Bank of New York (the "Rights Agent") dated as of _______, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, an Adverse
Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.



                            [Reverse of Certificate]


                          IMPSAT FIBER NETWORKS, INC.


         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common
     TEN ENT  - as tenants by the entireties
     JT TEN   - as joint tenants with right
                of survivorship and not as
                tenants in common


UNIF GIFT MIN ACT -                Custodian
                     ---------                    --------------
                       (Cust)                        (Minor)
                          under Uniform Gifts to Minors
                                  Act
                                        ---------------------
                                              (State)



         Additional abbreviations may also be used though not in the above list.



         For value received,           hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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shares of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

--------------------------------------------------------------------- as
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
       --------------------------------


                                        ---------------------------------------
                                        Signature

                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.

                                        Signature(s) Guaranteed:


                                        By

                                        THE SIGNATURE MUST BE GUARANTEED BY AN
                                        ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                        STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.